UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 31, 2011
 Date of Report (Date of earliest event reported)

IPG PHOTONICS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	0001-33155 (Commission File No.)	04-3444218 (IRS Employer Identification No.)

50 Old Webster Road
 Oxford, Massachusetts 01540
 (Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: (508) 373-1100

Not Applicable
 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 31, 2011, the stockholders of IPG Photonics Corporation (the “Company”) approved the Company’s 2006 Incentive Compensation Plan (the “Plan”).  A description of the terms of the Plan is incorporated by reference herein to “Proposal Three — Approval of Amendments to IPG Photonics Corporation 2006 Incentive Compensation Plan” contained in the Company’s proxy statement on Schedule 14A filed with the Securities and Exchange Commission on May 12, 2011.

ITEM 5.07	Submission of Matters to a Vote of Security Holders.

On May 31, 2011, the Company held its 2011 Annual Meeting of Stockholders and the following are the final voting results for the annual meeting:

Proposal	Votes For	Votes Against	Votes Withheld	Abstentions	Broker Non-Votes
One: To elect nine directors to serve for the ensuing year and until their successors are duly elected
Valentin P. Gapontsev, Ph.D.	40,434,186	—	605,300	—	3,726,501
Eugene Scherbakov, Ph.D.	40,555,701	—	484,085	—	3,726,501
Igor Samartsev	40,555,601	—	484,185	—	3,726,501
Robert A. Blair	40,420,885	—	618,901	—	3,726,501
Michael C. Child	40,478,112	—	561,674	—	3,726,501
Michael R. Kampfe	40,804,114	—	235,672	—	3,726,501
Henry E. Gauthier	40,805,269	—	234,517	—	3,726,501
William S. Hurley	40,670,255	—	369,531	—	3,726,501
William F. Krupke, Ph.D.	40,625,417	—	414,369	—	3,726,501
Two: To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011	44,414,912	305,747	—	45,328	—
Three: To approve amendments to the Plan	32,650,568	8,366,558	—	22,660	3,726,201
Four: To approve, by non-binding vote, the compensation paid to the Company’s named executive officers	40,928,468	84,191	—	27,127	3,726,201
	One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
Five: To recommend, by non-binding vote, the frequency with which votes with respect to the compensation paid to the Company’s named executive officers will be taken	15,496,043	760,788	24,764,345	18,610	3,726,201

Each of the above-named directors was elected at the 2011 Annual Meeting and the stockholders also approved:  (i) the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011; (ii) the Company’s amendments to the Plan; and (iii) the compensation paid to the Company’s named executive officers for the fiscal year ended December 31, 2010.  In addition, the stockholders approved an advisory resolution stating that the frequency with which stockholders of the Company will take an advisory vote on the compensation paid to the Company’s named executive officers is every three years.  Based on this, the Company will include an advisory vote on named executive officer compensation in its proxy statement for every third annual meeting of stockholders until the next advisory vote is taken on the frequency of advisory votes on named executive officer compensation.

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 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

IPG PHOTONICS CORPORATION
June 1, 2011	/s/ Angelo P. Lopresti
Angelo P. Lopresti
Vice President, General Counsel & Secretary

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